EXHIBIT NO. 32.1 - CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
     CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

     The following certification is provided by the undersigned Chief Executive Officer and Chief Financial Officer of MAF Bancorp, Inc. on the basis of each such officer's knowledge and belief for the sole purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of MAF Bancorp, Inc. (the "Company") on Form 10-Q for the three months ended September 30, 2004 as filed with the Securities and Exchange Commission on or about November 9, 2004, (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 9, 2004                        /s/  Allen H. Koranda
                                     -----------------------------------------
                                            Name: Allen H. Koranda
                                          Title: Chairman of the Board
                                                   and Chief Executive Officer




Date: November 9, 2004                        /s/  Jerry A. Weberling
                                     -----------------------------------------
                                            Name: Jerry A. Weberling
                                          Title: Executive Vice President
                                                   and Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request. This certification accompanies the Company's Form 10-Q for the three months ended June 30, 2004 and shall not be treated as having been filed as part of the Form 10-Q.